                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement Loan Trust 2000-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Improvement Loan Trust 2000-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 2000 to September 30, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000

                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

    1.   Amount Available (including Monthly Servicing Fee                                              $9,002,191.52
                                                                                                        -------------

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                    $1,243,505.04
                                                                                     -------------
         (b)  Principal Prepayments                                                   6,232,172.99
                                                                                     -------------
         (c)  Liquidated Loans                                                                0.00
                                                                                     -------------
         (d)  Repurchases                                                                     0.00
                                                                                     -------------
         (e)  Previously undistributed (a)-(d) amounts                                        0.00
                                                                                     -------------
         (f)  Pre-Funded, if any (Post-Funding)                                               0.00
                                                                                     -------------
         (g)  Overcollateralization Increase Amount                                     329,434.47
                                                                                     -------------

                                                 Total Principal                                        $7,805,112.50
                                                                                                        -------------


    3.   Monthly Servicing Fee (if Originator or subsidiary is not Servicer)                            $        0.00
                                                                                                        -------------

    4.   Expense Adjusted Weighted Average Loan Rate                                                        12.18806%
                                                                                                        -------------


Class A Certificates
--------------------

         Interest

    5.   Aggregate Current Interest
         (a)   Class A-1 Pass-through Rate                                                   6.98%
                                                                                             -----
         (b)   Class A-1 Interest                                                                       $  378,393.56
                                                                                                        -------------
         (c)   Class A-2 Pass-through Rate                                                   7.01%
                                                                                             -----
         (d)   Class A-2 Interest                                                                       $  104,273.75
                                                                                                        -------------
         (e)   Class A-3 Pass-through Rate                                                   7.27%
                                                                                             -----
         (f)   Class A-3 Interest                                                                       $  147,621.39
                                                                                                        -------------
         (g)   Class A-4 Pass-through Rate                                                   7.57%
                                                                                             -----
         (h)   Class A-4 Interest                                                                       $  119,395.72
                                                                                                        -------------
         (I)   Class A-5 Pass-through Rate                                                   8.02%
               (or the Expense Adjusted Weighted Average Loan Rate, if less)                 -----

         (j)   Class A-5 Interest                                                                       $  125,167.69
                                                                                                        -------------

    6.   Amount applied to Unpaid Class A Interest Shortfall                                            $        0.00
                                                                                                        -------------

    7.   Remaining Unpaid Class A Interest Shortfall                                                    $        0.00
                                                                                                        -------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 2
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

Class M-1 Certificates
----------------------

    8.   Amount Available less all preceding distributions                                              $ 8,127,339.41
                                                                                                        --------------

         Interest on Class M-1 Adjusted Principal Balance

    9.   Class M-1 Adjusted Principal Balance                                                           $18,600,000.00
                                                                                                        --------------

   10.   Current Interest
         (a)  Class M-1 Pass-through Rate or the Expense                                     8.13%
              Adjusted Weighted Average Loan Rate, if less)                                  -----

         (b)  Class M-1 Interest                                                                        $    71,408.50
                                                                                                        --------------

   11.   Amount applied to Unpaid Class M-1 Interest Shortfall                                          $         0.00
                                                                                                        --------------

   12.   Remaining Unpaid Class M-1 Interest Shortfall                                                  $         0.00
                                                                                                        --------------

Class M-2 Certificates
----------------------

   13.   Amount Available less all preceding distributions                                              $ 8,055,930.91
                                                                                                        --------------


         Interest on Class M-2 Adjusted Principal Balance

   14.   Class M-2 Adjusted Principal Balance                                                           $ 7,800,000.00
                                                                                                        --------------

   15.   Current Interest
         (a)  Class M-2 Pass-through Rate or the Expense                                     9.01%
              Adjusted Weighted Average Loan Rate, if less)                                  -----

         (b)  Class M-2 Interest                                                                        $    33,186.83
                                                                                                        --------------

   16.   Amount applied to Unpaid Class M-2 Interest Shortfall                                          $         0.00
                                                                                                        --------------

   17.   Remaining Unpaid Class M-2 Interest Shortfall                                                  $         0.00
                                                                                                        --------------

Class B-1 Certificates
----------------------

   18.   Amount Available less all preceding distributions                                              $ 8,022,744.08
                                                                                                        --------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 3
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

         Interest on Class B-1 Adjusted Principal Balance

   19.   Class B-1 Adjusted Principal Balance                                                           $ 7,350,000.00
                                                                                                        --------------

   20.   Current Interest
         (a)  Class B-1 Pass-through Rate or the Expense                                    10.26%
              Adjusted Weighted Average Loan Rate, if less)                                 ------

         (b)  Class B-1 Interest                                                                        $    35,610.75
                                                                                                        --------------

   21.   Amount applied to Unpaid Class B-1 Interest Shortfall                                          $         0.00
                                                                                                        --------------

   22.   Remaining Unpaid Class B-1 Interest Shortfall                                                  $         0.00
                                                                                                        --------------

Class B-2 Certificates
----------------------

   23.   Amount Available less all preceding distributions                                              $ 7,987,133.33
                                                                                                        --------------

         Interest on Class B-2 Adjusted Principal Balance

   24.   Class B-2 Adjusted Principal Balance                                                           $10,500,000.00
                                                                                                        --------------

   25.   Current Interest
         (a)  Class B-2 Pass-through Rate or the Expense                                    11.50%
              Adjusted Weighted Average Loan Rate, if less)                                 ------

         (b)  Class B-2 Interest                                                                        $    57,020.83
                                                                                                        --------------

   26.   Amount applied to Unpaid Class B-2 Interest Shortfall                                          $         0.00
                                                                                                        --------------

   27.   Remaining Unpaid Class B-2 Interest Shortfall                                                  $         0.00
                                                                                                        --------------

         Principal

   28. Trigger Event:
         (a)  Average Sixty-Day Delinquency Ratio Test

               (i)  Sixty-Day Delinquency Ratio for current Payment Date.                                        0.28%
                                                                                                        --------------

              (ii)  Average Sixty-Day Delinquency Ratios Test
                    (arithmetic average of ratios for this month and two
                    preceding months may not exceed 42.5% of the Senior
                    Enhancement %)                                                                               0.09%
                                                                                                        --------------

             (iii)  42.5% of the Senior Enhancement Percentage.                                                  6.27%
                                                                                                        --------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 4
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

         (b)  Cumulative Realized Losses Test

               (i)  Cumulative Realized Losses for current Payment Date.                                $          0.00
                                                                                                        ---------------

              (ii)  Cumulative Realized Losses Ratio
                    (Losses as a percentage of Cut-Off Date Principal                                             0.00%
                    Balance of Loans may not exceed                                                     ---------------
                    6.00% from October 1, 2003 to September 31, 2004,
                    7.13% from October 1, 2004 to September 31, 2005,
                    7.50% from October 1, 2005 to September 31, 2007,
                    and 8.00% thereafter)

   29.   Senior Enhancement Percentage
         A fraction, expressed as a percentage:                                                            14.75000000%
                                                                                                        ---------------

         (a)  the numerator of which is the excess of (A) the Pool
              Scheduled Principal Balance over (B) the Principal
              Balance of the most senior class of Certificates outstanding                              $ 44,250,000.00
                                                                                                        ---------------
         (b)  the denominator of which is the Pool Scheduled Principal Balance                          $300,000,000.00
                                                                                                        ---------------

Class A Certificates
--------------------

   30.   Amount Available less all preceding distributions                                              $  7,930,112.50
                                                                                                        ---------------

         Principal

   31.   Class A Formula Principal Distribution Amount:

         (a)  Class A-1                                                                                 $  7,805,112.50
                                                                                                        ---------------
         (b)  Class A-2                                                                                 $          0.00
                                                                                                        ---------------
         (c)  Class A-3                                                                                 $          0.00
                                                                                                        ---------------
         (d)  Class A-4                                                                                 $          0.00
                                                                                                        ---------------
         (e)  Class A-5                                                                                 $          0.00
                                                                                                        ---------------

   32.   Class A Principal Balance:

         (a)  Class A-1 Principal Balance                                                               $106,994,887.50
                                                                                                        ---------------
         (b)  Class A-2 Principal Balance                                                               $ 31,500,000.00
                                                                                                        ---------------
         (c)  Class A-3 Principal Balance                                                               $ 43,000,000.00
                                                                                                        ---------------
         (d)  Class A-4 Principal Balance                                                               $ 33,400,000.00
                                                                                                        ---------------
         (e)  Class A-5 Principal Balance                                                               $ 33,050,000.00
                                                                                                        ---------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 5
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

   33.   Amount, if any, by which Class A Formula Principal Distribution
         Amount exceeds amounts distributed pursuant to item 31, above.                                 $         0.00
                                                                                                        --------------

Class M-1 Certificates
----------------------

   34.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Principal

   35.   Class M-1 Principal Distribution                                                               $         0.00
                                                                                                        --------------

   36.   Class M-1 Principal Balance                                                                    $18,600,000.00
                                                                                                        --------------

   37.   Amount, if any, by which Class M-1 Formula Principal Distribution Amount
         exceeds Class M-1 Principal Distribution Amount                                                $         0.00
                                                                                                        --------------

Class M-2 Certificates
----------------------

   38.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Principal

   39.   Class M-2 Principal Distribution                                                               $         0.00
                                                                                                        --------------

   40.   Class M-2 Principal Balance                                                                    $ 7,800,000.00
                                                                                                        --------------

   41.   Amount, if any, by which Class M-2 Formula Principal Distribution Amount
         exceeds Class M-2 Principal Distribution Amount                                                $         0.00
                                                                                                        --------------

Class B-1 Certificates
----------------------

   42.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Principal

   43.   Class B-1 Principal Distribution                                                               $         0.00
                                                                                                        --------------

   44.   Class B-1 Principal Balance                                                                    $ 7,350,000.00
                                                                                                        --------------

   45.   Amount, if any, by which Class B-1 Formula Principal Distribution Amount
         exceeds Class B-1 Principal Distribution Amount                                                $         0.00
                                                                                                        --------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 6
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

   46.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Principal

   47.   Class B-2 Principal Distribution                                                               $         0.00
                                                                                                        --------------

   48.   Class B-2 Principal Balance                                                                    $10,500,000.00
                                                                                                        --------------

   49.   Amount, if any, by which Class B-2 Formula Principal Distribution Amount
         exceeds Class B-2 Principal Distribution Amount                                                $         0.00
                                                                                                        --------------

Class M-1 Certificates
----------------------

   50.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Liquidation Loss Interest

   51.   Amount applied to Class M-1 Liquidation Loss Interest Amount                                   $         0.00
                                                                                                        --------------

   52.   Class M-1 Liquidation Loss Interest Shortfall                                                  $         0.00
                                                                                                        --------------

   53.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                         $         0.00
                                                                                                        --------------

   54.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                 $         0.00
                                                                                                        --------------

Class M-2 Certificates
----------------------

   55.   Amount available less all preceding distributions                                              $   125,000.00
                                                                                                        --------------

         Liquidation Loss Interest

   56.   Amount applied to Class M-2 Liquidation Loss Interest Amount                                   $        0.00
                                                                                                        -------------

   57.   Class M-2 Liquidation Loss Interest Shortfall                                                  $        0.00
                                                                                                        -------------

   58.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                         $        0.00
                                                                                                        -------------

   59.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                 $        0.00
                                                                                                        -------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 7
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

Class B-1 Certificates
----------------------

   60.   Amount available less all preceding distributions                                              $    125,000.00
                                                                                                        ---------------

         Liquidation Loss Interest

   61.   Amount applied to Class B-1 Liquidation Loss Interest Amount                                   $          0.00
                                                                                                        ---------------

   62.   Class B-1 Liquidation Loss Interest Shortfall                                                  $          0.00
                                                                                                        ---------------

   63.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                         $          0.00
                                                                                                        ---------------

   64.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                 $          0.00
                                                                                                        ---------------

Class B-2 Certificates
----------------------

   65.   Amount available less all preceding distributions                                              $    125,000.00
                                                                                                        ---------------

         Liquidation Loss Interest

   66.   Amount applied to Class B-2 Liquidation Loss Interest Amount                                   $          0.00
                                                                                                        ---------------

   67.   Class B-2 Liquidation Loss Interest Shortfall                                                  $          0.00
                                                                                                        ---------------

   68.   Amount applied to Unpaid Class B-2 Liquidation Loss Interest Shortfall                         $          0.00
                                                                                                        ---------------

   69.   Remaining Unpaid Class B-2 Liquidation Loss Interest Shortfall                                 $          0.00
                                                                                                        ---------------

         Servicer

   70.   Reimbursement for unreimbursed Advances                                                        $          0.00
                                                                                                        ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

   71.   Pool Scheduled Principal Balance                                                               $292,524,321.97
                                                                                                        ---------------

                          CERTIFICATES FOR HOME IMPROVEMENT LOANS, SERIES 2000-E
                          MONTHLY REPORT                          September 2000
                          PAGE 8
                                                     Distribution Date: 10/16/00
                                                   CUSIP# 20846Q EA2 EB0 EC8 ED6
                                                             EE4 EF1 EG9 EH7 EJ3
                                                         Trust Account: 33385170

   72.   Pool Factor
         (a)  Class A-1 Pool Factor                                                                         .93201122
                                                                                                        -------------
         (b)  Class A-2 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (c)  Class A-3 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (d)  Class A-4 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (e)  Class A-5 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (f)  Class M-1 Pool Factor                                                                       1.00000000
                                                                                                        -------------
         (g)  Class M-2 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (h)  Class B-1 Pool Factor                                                                        1.00000000
                                                                                                        -------------
         (I)  Class B-2 Pool Factor                                                                        1.00000000
                                                                                                        -------------

   73.   Loans Delinquent:
           30-59 days                                                                      109          $2,253,139.60
                                                                                     -------------      -------------
           60-89 days                                                                      38           $  804,652.25
                                                                                     -------------      -------------
           90 or more days                                                                  0           $        0.00
                                                                                     -------------      -------------

   74.   Principal Balance of Defaulted Loans                                                           $        0.00
                                                                                                        -------------

   75.   Principal Balance of Loans with Extensions                                                     $        0.00
                                                                                                        -------------

   76.   Number of Liquidated Loans and Net Liquidation Loss                               0            $        0.00
                                                                                     -------------      -------------

   77.   Number of Loans Remaining                                                                          12,517
                                                                                                        -------------

   78.   Pre-Funded Amount                                                                              $        0.00
                                                                                                        -------------

   79.   Reimbursement of Class C Certificateholder expenses                                            $        0.00
                                                                                                        -------------

   80.   Overcollateralization Amount                                                                   $  329,434.47
                                                                                                        -------------

   81.   Target Overcollateralization Amount                                                            $7,500,000.00
                                                                                                        -------------

Class C Certificate
-------------------

   82.   Monthly Servicing Fee (.50%)                                                                   $  125,000.00
                                                                                                        -------------

   83.   Class C Distribution Amount                                                                    $        0.00
                                                                                                        -------------

         Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement of your Distribution.